INVESTMENTS IN SUBSIDIARIES AND ASSOCIATES - Acquisition of subsidiaries - Schedule of paid and payable consideration, as well as the fair value of the assets acquired and liabilities assumed as of the date of acquisition (Details 1)
R$ in Thousands
Dec. 31, 2023 BRL (R$)
Consideration transferred
Capital contribution	R$ 100,000
Cash transferred	135,000
Contingent consideration	12,152
Total consideration transferred	247,152
Identifiable assets acquired and liabilities assumed
Cash, cash equivalents and restricted cash	100,341
Intangible assets	582,238
Trade payables	(5)
Other obligations	(1)
Deferred Income Tax (IR) and social contribution (CS)	(197,961)
Non-controlling interest	(237,460)
Liquid and acquired assets	247,152
Contingent consideration	(12,152)
Returns on financial investments	341
Cash received	(100,341)
Transferred consideration, net of acquired cash and non-controlling interests	R$ 135,000